Subsequent Events (Details)	Feb. 02, 2021
Subsequent Event [Member]
Subsequent Events (Details) [Line Items]
Subsequent events, description	the Company closed an underwritten offering in which it sold 2,434,783 ADSs at a public offering price of $4.95 per ADS. On February 10, 2021, Aegis Capital Corp., the sole bookrunning manager for the underwritten offering, fully exercised its over-allotment option to purchase an additional 365,217 ADSs, bringing total gross proceeds to the Company from the offering including exercise of the over-allotment option of approximately $13,800. The Company received a net sum of $12,800 (approximately NIS 41,300)